UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2007

Seattle Genetics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-32405	91-1874389
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

21823 30th Drive SE

Bothell, Washington 98021

(Address of principal executive offices, including zip code)

(425) 527-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On January 7, 2007, Seattle Genetics, Inc. (the “Company”) entered into a collaboration agreement with Agensys, Inc. (“Agensys”) to jointly research, develop and commercialize antibody-drug conjugate (ADC) therapies for cancer. The collaboration will encompass combinations of the Company’s ADC technology with antibodies developed by Agensys to proprietary cancer targets (the “Agensys Agreement”). A copy of the related press release is furnished as Exhibit 99.1 to this Current Report.

Under the terms of the Agensys Agreement, the Company and Agensys will jointly screen and select ADC products to an initial target, co-fund all preclinical and clinical development and share equally in any profits. Agensys will also conduct further preclinical studies aimed at identifying ADC products to up to three (3) additional targets. The Company has the right to exercise a co-development option on one of these additional ADC products at IND filing on the same 50:50 cost and profit-sharing basis. The Company would receive fees, milestones and royalties on ADC products developed and commercialized solely by Agensys. Either party may opt out of co-development and profit-sharing in return for receiving milestones and royalties from the continuing party.

The Agensys Agreement will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ending March 31, 2007, with portions omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

The Company does not have any other material relationship with Agensys or its affiliates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press Release of Seattle Genetics, Inc. dated January 8, 2007

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this report regarding the Company’s business that are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of these risks and uncertainties, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statement, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and discussions of potential risks and uncertainties in the Company’s subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEATTLE GENETICS, INC.

Date: January 8, 2007	By:	/s/ Clay B. Siegall
Clay B. Siegall
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of Seattle Genetics, Inc. dated January 8, 2007